The India Fund, Inc.

                                                                January 15, 1997

Dear Fund Shareholder,

We are pleased to present the audited financial statements of The India Fund, Inc. (the "Fund") for the fiscal year ended December 31, 1996. Beginning on page two, the Fund's Investment Adviser provides a detailed look at the Fund's investments and allocations as well as the economic and market conditions in India during the past 12 months. On December 31, 1996, the Fund's common stock closed on the New York Stock Exchange at $7.625 per share, a 0.9% premium to its net asset value (NAV) of $7.56 per share.

It was not an easy year for the Indian stock market in 1996, with several rallies and selloffs that created a challenging investment environment. Larger-capitalization securities continued to outperform mid-cap and small-cap securities. Over the course of the year, the Bombay Sensex of 30 large companies fell just 0.8%, while the broader-based Dollex Index of 200 stocks fell 4.8%.

Nonetheless, corporate earnings continued to grow during 1996, although at a slower rate than the previous year. In October, the government eased its monetary policy, with the intent that lower interest rates could relieve a business environment burdened with high interest costs. With these and other fundamentals in line, the Investment Adviser continues to believe that India's economy will continue to develop and expand over the long term.

If you have questions about the Fund, please call our toll-free number, (800) 421-4777. On behalf of the Board of Directors, thank you for your participation in The India Fund.

Sincerely,

/s/  Alan Rappaport
-------------------
Alan Rappaport

Report of the Investment Adviser                           The India Fund, Inc.
For The Year Ended December 31, 1996


Overview of India's Stock Markets

It was a volatile year in the Indian markets. After a weak start, investor sentiment towards India turned suddenly positive in the first quarter of 1996. A rally ahead of the general election in the first half of 1996 propelled the widely-followed Bombay Sensex index of 30 leading companies up over 40%, but a subsequent selloff eroded all these gains by December. A sudden year-end rebound returned the Sensex close to its starting level such that the narrow index finished almost flat, with a mere 0.8% fall for the entire year.

Corruption allegations levelled at several politicians from the ruling Congress Party and the opposition BJP led to the Sensex dropping to a 52-week low in late January, before foreign buying and substantial local speculative interest caused a reversal of momentum. The upward move in the market was narrowly focused, affecting only large-capitalisation, liquid stocks, which also dominate the indices. Smaller stocks remained at depressed levels.

The market stabilised by June, when the general election results were announced, and then fell in the second half of the year as fears grew of a significant slowdown in Indian industrial growth. Compounding this, the budget in July introduced a number of revenue-raising measures that affected corporate profitability, and earnings forecasts were correspondingly cut. The late recovery in December was precipitated by a substantial loosening in monetary policy, with the government expressing the intention to stimulate both the economy and the capital markets.


Politics

The general election in April/May was widely agreed to be the fairest and least violent in India's history, but did not produce a conclusive result. The Congress Party, under Prime Minister Narasimha Rao, suffered its worst ever electoral defeat. The Hindu nationalist BJP won the most seats, although not enough to form a parliamentary majority, and it could not muster sufficient support from the other parties. The reins of government were picked up by a coalition of thirteen smaller, mainly regional parties known as the United Front, led by H.D. Deve Gowda, former Chief Minister of the southern state of Karnataka. The coalition was promised Congress support in parliament as part of a so-called "secular front" against the BJP.

The United Front administration enjoyed only a brief honeymoon. The stock markets fell into a five-month tailspin soon after the new government's ascent to power. Finance Minister Chidambaram emphasised commitment to continuing economic reform, fiscal prudence and policies designed to attract foreign direct investment, but it soon became apparent that tensions existed within the coalition over economic issues.

--------------------------------------------------------------------------------
Fund Updates

The Fund's toll-free phone number, (800) 421-4777, provides callers with a recorded monthly update of the markets in which the Fund invests. It also offers details about the Fund, its portfolio and performance. The Fund's net asset value (NAV) is calculated weekly and published in The Wall Street Journal every Monday under the heading "Closed End Funds." The Fund's NAV is also published in Barron's on Saturdays and in The New York Times on Mondays. The Fund is listed on the New York Stock Exchange under the ticker symbol IFN.

--------------------------------------------------------------------------------

The markets became increasingly frustrated by the new administration's lack of progress. The perception was that the government was hostage to the varying and influential constituencies within the coalition and was deferring tough decision-making. To be fair, the government had inherited an economy in a precarious position, with a fiscal 1996 budget deficit at 5.9% of GDP.

Chidambaram's first budget in July attracted favourable headlines, aiming to reduce the deficit to 5% of GDP, but antagonised the markets by raising fuel prices and introducing a new minimum tax on reported corporate profits. This tax was designed to affect the numerous companies not paying any tax by taking advantage of various allowances. Analysts quickly responded by revising corporate profit forecasts downward.


Economics

Evidence built up through 1996 that continued high interest rates were constraining the growth of Indian industry. The effect of tight monetary policy, in place since late 1994, was finally seen in a deceleration in industrial production growth in 1996. Industry grew 12% over the year ended March 1996, but forecasts suggest the growth rate may dip into single digits in fiscal 1997. A sharp drop in capital goods imports and sluggish lending growth by the financial institutions are also indicative of this slowdown.

Corporate results for the first half of fiscal 1997 demonstrated the impact of this deceleration on corporate profits; interim numbers for 1,000 companies showed a 2% drop in net profits, a major contributor being an average 30% jump in the interest charge.

Recognising industry's need for relief from high interest rates, the Reserve Bank of India significantly eased its monetary policy in October. The portion of bank reserves deemed necessary to be held on deposit with the RBI was cut by two percentage points to 10%. Each percentage point cut is estimated to release $1.2 billion into the banking system. The intent was to pull down interest rates, and it succeeded at the short end at least, with bank lending rates dropping 1.0-1.5 percentage points.


Performance

The net asset value per share of The India Fund fell 15.4% over the year and underperformed the benchmark 200-share Dollex index, which fell 4.8%. The Fund's underperformance for the year was concentrated in the period between February and April when the market ran up sharply. The Sensex rose 23% in two weeks at the beginning of February, and not only did the broader market not participate in this rally, but the Fund was caught with a comparatively high percentage of cash. These liquid holdings were a residual from 1995, when the Fund's cash position helped to cushion it from a down market.

The Fund is two-thirds invested in smaller and mid-cap stocks. This strategy, despite delivering earnings growth that exceeded that of the Sensex's 30 corporate giants, did not deliver appropriate share price appreciation in the first half of 1996. The Fund's cash cushion helped the Fund outperform in the third quarter, when sentiment towards mid-cap companies continued to be weak, but there were healthy signs of a turnaround by the end of the year. An upsurge in interest from domestic investors stimulated significant appreciation among smaller stocks, and the Fund comfortably beat the Dollex in the fourth quarter.

Portfolio Strategy

In light of India's industrial slowdown, the Fund's positions in commodity and heavy cyclical stocks were reduced over the year. Significant additions were made to holdings in infrastructure-related and defensive sectors. Due to fears of a slackening in the growth of demand, the position in vehicles was reduced over the year, although it remains the Fund's single largest industry sector.

Holdings in pharmaceutical and technology companies were further increased, and continue to be large positions for the Fund. In both sectors India is considered to be globally competitive. Holdings in the telecommunications sector were also increased, given its defensive nature under the current uncertain industrial outlook. Metals and petroleum stocks were selectively increased, reflecting a combination of more favourable global pricing trends and local volume expansions.

Significant portfolio restructuring took place over the year. A number of smaller positions were sold or reduced, particularly during the buoyant market conditions prevalent in the first half of the year, in order to make the Fund more flexible and able to respond more quickly to developments. Therefore, the number of companies held by the Fund was reduced from 228 at the end of 1995 to 160 at the end of 1996.

The India Fund remains focused on mid-cap stocks, because the greater growth potential offered by these companies will, we continue to believe, provide stronger capital appreciation in the medium- to long-term. As a consequence of this focus, the weighted average market capitalisation of The India Fund's holdings at year-end was estimated at $960 million compared with over $2 billion estimated for the Sensex constituent companies.


Our Outlook for India

India's economic growth during the fiscal year ending March 1997 is still expected to be robust. The latest official estimate for GDP growth is 6.2%, representing a marginal deceleration from the 6.6% recorded in fiscal 1996. The headline figure is supported by the strong rebound forecast in agricultural production. This year's monsoon has been described as the best in at least six years, and the forecasted 4% agricultural growth would be a sharp improvement over the 0.9% contraction in fiscal 1996.

Furthermore, given this potential boost to rural incomes and the importance of the rural sector, we feel confident about end-consumer demand. Nevertheless, corporate profitability will likely turn down this year; market earnings per share are now expected to grow at between 5% and 10% compared to last year's 20%.

The macroeconomic picture also gives some cause for concern. It is widely recognised that the United Front's economic mandate, for example to improve the fiscal balance and accelerate disinvestment from state-owned companies, is being constrained by the realities of coalition politics. We feel that a deficit for fiscal 1997 of 5.5% is more likely than the official target of 5%. Therefore, there seems little scope for lower interest rates over the longer-term since government demand to finance the deficit is likely to remain strong for the foreseeable future.

The projected deficit has been exacerbated by the lack of budgeted revenues from privatisation. The government clearly needs to focus on raising revenue, since there is little room to curb expenditure either at the national or state levels. A major challenge in 1997 will be to reduce the debt burden; interest costs currently absorb nearly 50% of government revenues. Furthermore, the experience of 1996 has shown clearly that substantial investment in infrastructure is needed if India is going to lift its growth rate beyond the current 5% to 6% level.

We believe the outlook for the Indian stock markets is positive for 1997, however. We believe that the industrial slowdown evident through most of 1996 will be reversed by the recent sharp fall in real interest rates. As the year ended, a market rally was gaining momentum, inspired by government promises to take steps to support the economy and revive the capital markets.

We find it encouraging that the rally was fuelled by domestic investors rather than foreigners, and so extended beyond the larger-capitalised index heavyweights. Fundamentals--ample liquidity with inflation still relatively subdued, good earnings prospects in fiscal 1998, a cheap market by historical standards and also regionally, and an improving outlook for several important commodity prices--also indicate that market sentiment should be improving. The political situation could be uncertain in 1997, with the Congress under new leader Sitaram Kesri angling for a role within the coalition government or even at the helm of an independent administration. So although there might be significant volatility in the short term, we believe the Indian market, and The India Fund, are well positioned to deliver reasonable returns in the year ahead.


Key Sector Holdings as of December 31, 1996

Vehicles -- 11.6% of the Fund's total investments

After rapid advances in 1995 and 1996, the automobile sector has seen slower growth over the past six months. This shift is hardly surprising, given the strong correlation between vehicular demand in India and industrial demand, which also has been weak. Over the year, the Fund reduced its exposure to the sector and consolidated its position in companies geared to growth in the rural sector and thus relatively insulated from industrial slackening.

Following a good monsoon, agricultural growth is expected to reach 4% this year. With increasing rural prosperity and continued budgetary support by the government for agriculture, we anticipate healthy demand for the tractors and utility vehicles used to transport agricultural produce and people in India. The Fund has increased its position in Mahindra & Mahindra, India's largest manufacturer of utility vehicles and tractors, which we expect will show 30% earnings growth over the next two years.

Following exceptional share price performance, Punjab Tractors, India's third largest tractor manufacturer, has become the Fund's fourth largest holding. During the first half of fiscal 1997, Punjab Tractors recorded 31% volume growth, more than twice the industry average. Capacity expansion and a wider distribution network in southern and western India is expected to drive sales growth of over 30% in fiscal 1997 and 1998.


Pharmaceuticals -- 11.3% of the Fund's total investments

The large but fragmented Indian pharmaceutical industry is entering a period of major restructuring. In the coming years we expect considerable merger and acquisition activity, with the larger, more cash-rich companies buying out smaller niche players. In the process we are likely to see Indian pharmaceutical companies transform from being specialised intermediary and bulk drug manufacturers to multinational companies active in the international generics market. Domestic demand is also expected to show steady growth as income levels rise and access to healthcare widens.

A prime example of this new genre of Indian pharmaceuticals companies is Ranbaxy Laboratories, the Fund's fifth largest holding. Apart from being a leading player in both domestic formulations and bulk drugs, Ranbaxy is now firmly established in the international generics business. In the past two years, it has grown significantly through a strategic alliance with Eli Lilly and acquisitions of smaller manufacturers in Europe and the U.S. Ranbaxy plans to consolidate its domestic market share through further acquisitions and in the process move up the value chain away from lower-margin bulk drugs. In interim results reported last October, Ranbaxy showed profits up 21%, buoyed by 41% growth in exports.


Extractive Industries -- 9.5% of the Fund's total investments

India's abundant bauxite reserves form the basis for a globally competitive aluminium industry. After a sluggish performance in 1996, when consumer destocking meant that demand did not live up to expectations, aluminium prices are expected to recover in 1997. Global aluminium inventories are falling, indicating that the destocking phase is coming to an end, and we feel that consumption could reach record levels in the year ahead. One of the key drivers for this increased usage of the light metal is demand from the world's transport industry, based upon requirements for better fuel economy.

The Fund's largest holding in the sector is Hindalco, a fully integrated, low-cost producer of primary aluminium and semi-fabricated aluminium products that ranks second in terms of volume sales in India. Volume growth, improved product mix and lower production costs, in addition to the expected recovery in global aluminium prices, set the stage for a promising 1997 for Hindalco. Both new purchases and price appreciation of stocks in this sector have contributed to the Fund's increased weighting in extractive industries.


Technology -- 8.6% of the Fund's total investments

Over the past few years the Indian software industry has developed an enviable international reputation as an inexpensive, high quality provider of customised services. In fact, it is one of the key industries where India boasts a significant competitive advantage in the global economy. A software programmer in India of equal calibre to that in the U.S. is available at a substantially lower cost. With a high-quality pool of technical skills, the use of the English language and the time zone differential between the U.S. and India, Indian software companies can provide, through satellite links, real-time software solutions to U.S. clients.

Recognising these advantages, several of the largest international software companies have established research and development centres in Bangalore, India's "Silicon Valley." Revenues in this sector are booming and, despite a slowing economy, domestic software sales were up 62% and exports grew 61% during the first half of fiscal 1997.

The Fund's major holding in the sector is NIIT, the largest computer training company with a 40% share in the information technology (IT) market. IT has become a career of choice for educated Indian youth. Strong demand for courses at NIIT's 300 training centres drove the 53% growth in revenues and 43% profits growth reported for fiscal 1996. From an initial focus on software training, NIIT is aggressively positioning itself in the instructional software market, exporting products to major IT training companies in the U.S. The non-cyclical nature of its business and the dollar-denominated revenues are additional attractive features of this investment.


Petroleum -- 6.6% of the Fund's total investments

After keeping pace with GDP growth over the past 15 years, growth in oil consumption is now running ahead, fired by industrial expansion, a rapid increase in vehicular transport, and higher dependence on oil-burning power plants. Integrated oil companies with refining and marketing operations are the primary beneficiaries of this spurt in demand.

Pricing in the oil sector is government-regulated and allows a 12% post-tax return on assets, a policy that insulates domestic refiners from volatility in the international oil price, interest rates and foreign exchange rates. Under this pricing regime, we expect oil refining companies to average 20% earnings growth. The Indian government is currently reviewing proposals for deregulation of domestic oil pricing and we believe profit margins will rise significantly when prices are eventually liberalised.

The Fund's third largest position is in Hindustan Petroleum Corporation (HPCL), which is India's second largest integrated refining and marketing company in terms of turnover, and the country's third largest in terms of market share. HPCL is planning a major pipeline expansion and has exclusive marketing rights in two joint venture refinery projects. We believe that the extensive marketing network and depreciated refining assets will give HPCL an immense competitive advantage over new entrants once the oil sector is deregulated.


Electronics & Electrical -- 6.6% of the Fund's total investments

India remains a country with large pockets of chronic power shortages, which disrupt both industrial activity and the day-to-day to lives of ordinary people. Peak energy shortfall is around 25%, yet continued industrial expansion in India is expected to result in 9% annual growth in electricity demand over the next five years. Recognising that India's growth potential is constrained, the government has introduced important measures to attract foreign and domestic private investment in the power sector.

After a slow start, India's post-liberalisation thrust into the power sector appears to have finally taken off. In the southern state of Andhra Pradesh, the first of several fast-track power plants is now operational, and construction work for the multi-billion dollar Enron power plant in Maharashtra is proceeding. With a long pipeline of both current and expected power projects, as well as upgrades of existing government-run power plants, we expect healthy demand for vendors of power equipment and have therefore maintained the Fund's exposure to the electrical equipment industry.

The Fund's largest holding in the sector, Asea Brown Boveri (ABB), is one of India's largest manufacturers of power generation equipment. During the six months ended June 1996, the company reported net profit growth of 32% on the back of a 49% increase in sales. With a healthy order book amounting to one year's sales, we expect the company to maintain solid profit growth in the coming years.


Other Significant Holdings

The Fund's largest holding is Mahanagar Telephone Nigam Limited (MTNL), the government-controlled fixed-line telecom service provider in the prime franchise areas of Delhi and Mumbai. These two metropolitan cities account for 18% of the total subscriber base and 28% of telecom revenues in India, and we expect these to grow over 10% per annum. MTNL is likely to maintain its market leadership, despite increasing competition, due to the advantage of its existing infrastructure and low cost of providing additional lines, backed by a strong balance sheet and cash flow position. Given these advantages, we feel MTNL can deliver in excess of 400,000 new lines per year. In line with expectations, the company reported first-half fiscal earnings growth of 35%.

The Fund's ninth largest holding, Hindustan Lever, a 51%-owned subsidiary of the Anglo-Dutch group Unilever, is India's largest private sector company in terms of market capitalisation. Along with the soon-to-be-merged group company, Brooke Bond Lipton, Hindustan Lever is the premier consumer products company in India with dominant positions in such segments as personal and fabric wash, processed foods and ice cream. In the recent weaker economic environment, the company's noncyclical product characteristics insulate it to some extent from a demand slowdown. We forecast earnings to grow at a consistent 20% per annum over the next three years.

Oriental Bank of Commerce (OBC), a medium-sized, North India-based, government-controlled bank with an uninterrupted profit record, is The India Fund's tenth largest holding. OBC combines the best features of private and government banks. Like private banks, OBC's asset quality is among the best in the industry, and deposit/loan growth rates and productivity have been maintained at above average levels. OBC also boasts the traditional advantages of a government bank, such as a low-cost deposit base and large branch network. For the first half of fiscal 1997, the bank reported 21% net profits growth.



Barclays Global Investors
London
January 17, 1997

Schedule of Investments                                     The India Fund, Inc.
December 31, 1996

Number                                                                         Percent
of Shares          Security                                                of Holdings                 Cost                    Value
------------------------------------------------------------------------------------------------------------------------------------
                   INDIA                                                        94.76%
====================================================================================================================================
                   COMMONSTOCKS                                                 91.27%
====================================================================================================================================

                   Cement                                                        3.25%
    27,095         Associated Cement Companies .......................................          $ 2,179,757               $  925,305
    78,100         Chettinad Cement ..................................................              409,108                  213,198
   133,000         Dalmia Cement Bharat ..............................................            1,583,260                  907,660
   395,100         Gujarat Ambuja Cement .............................................            4,013,901                2,591,812
   228,001         Gujarat Ambuja Cement GDR .........................................            2,088,102                1,960,809
   160,000         India Cement GDR ..................................................              676,000                  360,000
    69,232         Jaiprakash Industries+ ............................................              193,469                   33,652
   940,700         Mysore Cements ....................................................            2,132,391                  524,067
   369,700         Shree Cement ......................................................              906,336                  235,825
                                                                                                 ----------                ---------
                                                                                                 14,182,324                7,752,328
                                                                                                 ----------                ---------
                   Chemicals                                                     0.87%
    57,450         Atul Products .....................................................              127,677                   53,209
     6,020         Caprihans India ...................................................               25,571                    8,888
   515,500         ICI (India) .......................................................            2,743,334                1,967,228
     2,100         India Glycols .....................................................                4,863                    1,445
    25,900         Indian Organic Chemicals+ .........................................               72,580                    8,730
   137,000         JF Laboratories+ ..................................................              208,036                   19,462
       200         Punjab Alkalies ...................................................                  448                      197
    54,750         Tuticorin Alkali Chemicals & Fertilizers+ .........................              102,205                   17,996
                                                                                                -----------               ----------
                                                                                                  3,284,714                2,077,155
                                                                                                 ----------                ---------
                   Construction & Building Materials                             0.06%
   205,500         Novopan Industries ................................................              580,683                  157,703
                                                                                                -----------               ----------
                   Consumer Miscellaneous                                        1.32%
   400,000         Hytaisun Magnetics+ ...............................................              464,758                   32,312
    41,500         Mideast (India) ...................................................              105,057                   12,138
       100         Nahar Spinning Mills ..............................................                2,587                      615
   177,800         Namaste Exports+ ..................................................              662,410                   39,621
   459,650         Premier Vinyl Flooring ............................................              776,120                  230,465
    25,975         Surya Roshni ......................................................               68,907                   19,535
   951,900         Timex Watches+ ....................................................            2,267,836                  914,779
   770,800         Titan Industries ..................................................            3,811,716                1,894,794
                                                                                                -----------               ----------
                                                                                                  8,159,391                3,144,259
                                                                                                 ----------               ----------
                   Consumer Non-Durable                                          4.81%
   376,750         Hindustan Lever ...................................................            8,353,151                8,290,599
   346,100         ITC ...............................................................            2,889,203               $3,186,723
                                                                                                -----------               ----------
                                                                                                 11,242,354               11,477,322
                                                                                                 ----------               ----------

Schedule of Investments (continued)                         The India Fund, Inc.
December 31, 1996

Number                                                                         Percent
of Shares          Security                                                of Holdings                 Cost                    Value
------------------------------------------------------------------------------------------------------------------------------------
COMMONSTOCKS (continued)

                   Diversified Industries                                        3.01%
         8         Century Textiles ..................................................          $     2,509               $      438
   395,000         DCM Shriram Consolidated ..........................................            2,601,209                  797,702
   125,000         DCM Shriram Consolidated Warrants, (exp. date 11/08/99)*+ .........                    0                        0
   200,150         EID Parry (India) .................................................            1,761,912                  395,840
   170,600         Grasim Industries .................................................            3,580,508                1,976,869
   192,900         HMG Industries ....................................................              394,439                   37,613
   422,850         Indian Rayon ......................................................            8,317,544                3,498,230
    56,000         Indian Rayon GDR ..................................................              420,000                  476,000
     1,400         J K Corporation ...................................................               12,456                    2,125
    10,300         Kesoram Industries ................................................               48,971                   11,648
                                                                                                 ----------               ----------
                                                                                                 17,139,548                7,196,465
                                                                                                 ----------               ----------
                   Electricity                                                   0.64%
   439,000         CESC Ltd. .........................................................            3,614,573                  682,957
   439,000         CESC Ltd Class B Warrants, (exp. date 9/30/99)*+ ..................            2,982,038                  213,997
   185,450         Tata Power Co. ....................................................            1,045,814                  645,459
                                                                                                 ----------               ----------
                                                                                                  7,642,425                1,542,413
                                                                                                 ----------               ----------
                   Electronics & Electrical                                      6.56%
   573,333         Asea Brown Boveri .................................................            9,307,796                9,246,797
   250,000         Asian Electronics .................................................            1,884,571                  746,518
 1,226,600         Crompton Greaves ..................................................            7,977,610                4,100,056
   150,000         Crompton Greaves GDR+ .............................................              645,000                  596,250
   604,250         KEC International .................................................            2,481,425                  935,830
     3,850         Siemens India .....................................................               85,667                   45,631
                                                                                                 ----------               ----------
                                                                                                 22,382,069               15,671,082
                                                                                                 ----------               ----------
                   Engineering                                                   0.80%
   657,150         Advani Oerlikon ...................................................            1,796,760                  896,946
   108,100         Kabra Extrusiontechnik ............................................              522,090                  174,646
     7,500         Lakshmi Machine Works .............................................            3,028,735                  825,209
     2,700         Larsen & Toubro ...................................................               21,122                   16,696
                                                                                                -----------               ----------
                                                                                                  5,368,707                1,913,497
                                                                                                 ----------               ----------

Schedule of Investments (continued)                         The India Fund, Inc.
December 31, 1996

Number                                                                         Percent
of Shares          Security                                                of Holdings                 Cost                    Value
------------------------------------------------------------------------------------------------------------------------------------
COMMONSTOCKS (continued)

                   Extractive Industries                                         9.53%
   563,725         Hindalco Industries ...............................................          $11,512,184              $10,286,804
    60,000         Hindalco Industries GDS ...........................................            1,063,000                1,477,500
 7,346,200         Hindustan Zinc ....................................................            2,827,355                1,677,962
   631,750         Indian Aluminium ..................................................            3,977,572                2,714,413
   505,000         Indian Aluminium GDR ..............................................            3,662,906                2,550,250
   590,900         National Aluminium Company ........................................              545,505                  493,788
   541,580         Sesa Goa ..........................................................            8,257,762                3,560,248
                                                                                                 ----------               ----------
                                                                                                 31,846,284               22,760,965
                                                                                                 ----------               ----------
                   Fertilizers                                                   1.29%
 8,625,500         Chambal Fertilizers & Chemicals ...................................            7,359,937                3,063,374
    11,900         Nagarjuna Fertilizer & Chemicals ..................................               13,061                    5,237
     6,200         Southern Petrochemicals Industrial Corporation ....................               24,273                    5,570
                                                                                                 ----------               ----------
                                                                                                  7,397,271                3,074,181
                                                                                                 ----------               ----------
                   Finance                                                       3.41%
   259,500         Autoriders Finance** ..............................................            1,400,125                  151,796
 3,689,300         Oriental Bank of Commerce .........................................            9,048,405                7,990,058
                                                                                                 ----------               ----------
                                                                                                 10,448,530                8,141,854
                                                                                                 ----------               ----------
                   Food                                                          0.18%
   290,200         American Dry Fruits+ ..............................................              587,817                   99,832
       450         Brooke Bond Lipton India ..........................................                7,356                    4,199
     1,350         Nestle India ......................................................               12,016                    8,202
   124,000         Praj Industries ...................................................              962,734                  289,794
   250,000         Rahul Dairy & Allied Products*+ ...................................               80,041                   19,150
       700         Rank Aqua Estates+ ................................................                1,784                       62
       766         Western Hatcheries ................................................                3,418                      798
                                                                                                 ----------               ----------
                                                                                                  1,655,166                  422,037
                                                                                                 ----------               ----------
                   Healthcare                                                    0.01%
   200,000         Trans Plastics*+ ..................................................              163,258                   15,599
                                                                                                 ----------               ----------
                   Hotels & Leisure                                              0.57%
    70,250         Indian Hotels .....................................................            1,184,614                1,360,482
                   Household Appliances                                          0.70%
   133,200         BPL Refrigeration .................................................              203,759                   45,451
   381,700         IFB Industries ....................................................            3,069,891                  471,543
     2,700         Kalyani Sharp+ ....................................................                3,712                    1,429

Schedule of Investments (continued)                         The India Fund, Inc.
December 31, 1996

Number                                                                         Percent
of Shares          Security                                                of Holdings                 Cost                    Value
------------------------------------------------------------------------------------------------------------------------------------
COMMONSTOCKS (continued)

                   Household Appliances (continued)
       150         MIRC Electronics ..................................................          $     1,395               $      270
    12,200         Phil Corporation ..................................................               33,502                    9,889
        30         Phillips India ....................................................                   29                       64
 1,082,100         Samtel Colour .....................................................            2,592,636                  423,496
     3,747         Videocon Appliances ...............................................               22,001                    2,474
    17,000         Videocon International ............................................               55,776                   17,994
        78         Voltas ............................................................                  364                       73
   519,400         Whirlpool of India+ ...............................................            2,810,701                  693,739
                                                                                                 ----------               ----------
                                                                                                  8,793,766                1,666,422
                                                                                                 ----------               ----------

                   Packaging                                                     0.92%
   660,320         Flex Industries ...................................................            4,123,925                1,471,465
    77,310         Flex Industries Warrants, (exp. date 11/30/97)*+ ..................                    0                  151,282
   443,300         Peacock Industries ................................................              720,028                  196,954
   588,100         Polyplex Corporation ..............................................            2,042,135                  331,728
       700         Sharp Industries+ .................................................                1,131                      185
   386,450         Universal Prime Aluminium Ltd+ ....................................              612,377                   37,676
                                                                                                 ----------               ----------
                                                                                                  7,499,596                2,189,290
                                                                                                 ----------               ----------

                   Petroleum Related                                             6.60%
 1,236,700         Hindustan Petroleum Corporation ...................................           15,594,791               11,678,031
   518,400         Indian Petrochemicals .............................................            1,976,879                1,696,713
   110,000         Indian Petrochemicals GDR .........................................              968,750                1,265,000
 1,316,350         Madras Refineries .................................................            4,899,545                1,116,514
                                                                                                 ----------               ----------
                                                                                                 23,439,965               15,756,258
                                                                                                 ----------               ----------

                   Pharmaceuticals                                              11.29%
   636,800         Dr. Reddy's Laboratories ..........................................            5,619,953                2,793,760
   500,000         Dr. Reddy's Laboratories-GDR ......................................            4,191,687                2,062,500
   474,850         E. Merck (India) ..................................................            3,340,536                2,053,495
   169,950         German Remedies ...................................................            1,611,294                  790,575
   318,550         Glaxo (India) .....................................................            2,261,477                2,271,554
   127,000         Merind ............................................................            1,566,109                  449,276
   718,800         Orchid Chemicals & Pharmaceuticals ................................            2,250,016                2,474,755
       800         Pfizer India ......................................................                9,967                    4,677
   629,950         Ranbaxy Laboratories ..............................................           12,882,802               10,265,202
   182,800         Rhone-Poulenc India ...............................................            2,326,609                3,137,133
   100,000         Sun Pharmaceuticals ...............................................              582,057                  654,596
                                                                                                 ----------               ----------
                                                                                                 36,642,507               26,957,523
                                                                                                 ----------               ----------

Schedule of Investments (continued)                         The India Fund, Inc.
December 31, 1996

Number                                                                         Percent
of Shares          Security                                                of Holdings                 Cost                    Value
------------------------------------------------------------------------------------------------------------------------------------
COMMONSTOCKS (continued)

                   Pulp & Paper                                                  0.93%
 1,098,100         Andhra Pradesh Rayons .............................................          $ 3,215,730               $1,108,806
    11,400         Ballarpur Industries ..............................................               82,728                   19,370
   250,000         Orient Paper Industries ...........................................            1,863,346                  564,067
     1,250         Pudumjee Pulp & Paper .............................................               10,275                    1,880
   835,000         Rama Newsprint+ ...................................................              674,424                  119,784
   458,200         Seshasayee Papers .................................................            1,281,758                  403,318
                                                                                                 ----------               ----------
                                                                                                  7,128,261                2,217,225
                                                                                                 ----------               ----------
                   Steel                                                         1.32%
     9,300         Essar Steel .......................................................               35,932                    5,259
   300,000         Isibars ...........................................................              951,953                  267,409
     9,700         Jindal Strips .....................................................              128,604                   24,993
     1,700         Kirloskar Ferrous Industries+ .....................................                1,842                      391
 1,054,100         Steel Authority of India ..........................................            2,150,336                  588,710
   200,000         Steel Authority of India GDR ......................................            2,274,875                1,922,600
    72,900         Tata Iron & Steel .................................................              555,115                  340,335
                                                                                                 ----------               ----------
                                                                                                  6,098,657                3,149,697
                                                                                                 ----------               ----------
                   Steel Products                                                0.31%
       800         Choksi Tubes ......................................................                1,906                    1,415
   192,300         Rajinder Pipes ....................................................              277,188                   38,299
   310,000         Saw Pipes .........................................................            2,383,953                  523,287
   649,100         Super Forging+ ....................................................              991,359                  189,848
                                                                                                 ----------               ----------
                                                                                                  3,654,406                  752,849
                   Technology                                                    8.65%
 1,617,800         Digital Equipment (India) .........................................            3,460,579                3,785,382
   200,000         Infosys Technologies ..............................................            3,133,989                4,289,693
   100,000         Mastek Limited ....................................................              558,204                  374,652
 1,272,700         NIIT ..............................................................            6,946,592                9,181,875
   323,300         Pentafour Software and Exports ....................................            1,316,324                  964,497
   961,780         Satyam Computer ...................................................            1,967,314                1,018,040
   966,500         Silverline Industries .............................................            1,365,216                  491,326
   705,200         Square D Software .................................................            1,160,741                  550,017
                                                                                                 ----------               ----------
                                                                                                 19,908,959               20,655,482
                                                                                                 ----------               ----------

                   Telecom                                                       5.90%
 2,135,000         Mahanagar Telephone Nigam Limited .................................           13,044,971               13,678,273
    15,700         Videsh Sanchar Nigam ..............................................              580,949                  415,460
                                                                                                 ----------               ----------
                                                                                                 13,625,920               14,093,733
                                                                                                 ----------               ----------

Schedule of Investments (continued)                         The India Fund, Inc.
December 31, 1996

Number                                                                         Percent
of Shares          Security                                                of Holdings                 Cost                    Value
------------------------------------------------------------------------------------------------------------------------------------
COMMONSTOCKS (continued)

                   Telecom Equipment                                             0.44%
       600         Bhagyanagar Metals ................................................          $     1,455               $      368
   175,000         MSL Industries ....................................................              728,724                  341,226
   200,000         Punjab Wireless ...................................................            2,306,295                  420,334
   355,400         Telephone Cables ..................................................            1,658,353                   98,997
    95,900         Vindhya Tele-Links ................................................            1,090,879                  192,601
                                                                                                 ----------               ----------
                                                                                                  5,785,706                1,053,526
                                                                                                 ----------               ----------
                   Textiles - Cotton                                             2.46%
 1,290,750         Arvind Mills ......................................................            4,512,264                4,458,301
   111,500         Arvind Mills GDR ..................................................              491,865                  507,325
   187,550         Coats Viyella India ...............................................            1,163,471                  292,557
   133,350         HP Cotton Textile Mills ...........................................              323,524                   70,575
   385,650         Morarjee Goculdas Spinning & Weaving ..............................            2,270,227                  554,842
       450         Vardhaman Spinning & General Mills ................................                3,201                      886
                                                                                                 ----------               ----------
                                                                                                  8,764,552                5,884,486
                                                                                                 ----------               ----------
                   Textiles - Synthetic                                          2.52%
 1,932,000         DCL Polyesters ....................................................            3,838,801                  591,978
     1,600         Ester Industries+ .................................................                1,681                      579
   366,300         Haryana Petrochemicals+ ...........................................              433,857                   24,998
   942,500         JCT ...............................................................            1,830,861                  265,160
   552,809         Reliance Industries ...............................................            3,127,458                3,172,107
   125,000         Reliance Industries GDR ...........................................            1,374,375                1,500,000
 1,167,300         Sanghi Polyesters .................................................            2,177,048                  356,043
   197,800         Shree Rajasthan Syntex ............................................              841,054                  108,818
     5,800         SRF ...............................................................               15,691                    4,968
                                                                                                 ----------               ----------
                                                                                                 13,640,826                6,024,651
                                                                                                 ----------               ----------
                   Transport                                                     0.21%
 1,521,800         Modiluft ..........................................................            2,707,661                  194,994
   118,700         NEPC Micon ........................................................              249,602                   62,491
 1,374,000         NEPC Micon GDR ....................................................            4,062,820                  240,450
                                                                                                 ----------               ----------
                                                                                                  7,020,083                  497,935
                                                                                                 ----------               ----------
                   Vehicles                                                     10.33%
    10,700         Bajaj Auto ........................................................              221,819                  266,755
     4,900         Hindustan Motors ..................................................                6,448                    2,505
   592,950         Mahindra & Mahindra ...............................................            4,399,889                5,286,174
    51,800         Majestic Auto .....................................................              522,438                   87,295
 1,000,000         Punjab Tractors ...................................................            6,987,757               11,476,323

Schedule of Investments (continued)                         The India Fund, Inc.
December 31, 1996

Number                                                                         Percent
of Shares          Security                                                of Holdings                 Cost                    Value
------------------------------------------------------------------------------------------------------------------------------------
COMMONSTOCKS (continued)

                   Vehicles (continued)
   284,260         Tata Engineering & Locomotive .....................................          $ 3,992,280               $2,692,156
   551,650         TVS Suzuki ........................................................            3,503,054                4,849,603
                                                                                                 ----------               ----------
                                                                                                 19,633,685               24,660,811
                                                                                                 ----------               ----------
                   Vehicle Components                                            2.38%
   113,525         Antifriction Bearings Corporation .................................              449,115                  184,676
   231,650         Auto Corp of Goa ..................................................            1,194,182                  367,801
   136,425         FAG Precision Bearings ............................................              366,900                  330,612
       100         Gleitlager (India) ................................................                   96                       21
   676,500         Goetze India ......................................................            1,951,924                1,035,478
   348,500         Kirloskar Oil Engines .............................................            1,652,136                  679,526
       100         Laser Lamps .......................................................                  141                       50
     4,390         Motor Industries Company ..........................................              615,662                  697,020
   950,000         Patheja Forgings & Auto Parts .....................................            2,747,362                  975,139
    15,995         SKF Bearings India ................................................            1,606,946                1,147,274
    37,500         Wartsila Diesel India .............................................              157,575                  256,703
                                                                                                 ----------               ----------
                                                                                                 10,742,039                5,674,300
                                                                                                 ----------               ----------
                   Water                                                         0.00%
       100         EPC Irrigation ....................................................                  297                       33
                                                                                                -----------              -----------
                   TOTAL COMMON STOCKS                                                          335,056,563              217,941,563
                                                                                                ===========              ===========

Par Value                                                                     Percent
(000)              Security                                                of Holdings               Cost              Value
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
                   BONDS                                                         3.49%
====================================================================================================================================

                   Construction & Building Materials                             0.03%
 3,000 INR         Bharat Earth Movers NCD 12.50%, 02/26/02* .........................          $    96,065               $   70,306
                                                                                                -----------              -----------

                   Diversified Industrials                                       0.13%
 4,250 INR         DCM Shriram NCD 13.00%, 11/6/01* ..................................              136,222                  106,037
 4,125 INR         DCM Shriram NCD 13.00%, 11/6/02* ..................................              132,216                  102,918
 4,125 INR         DCM Shriram NCD 13.00%, 11/6/03* ..................................              132,216                  102,918
                                                                                                -----------              -----------
                                                                                                    400,654                  311,873
                                                                                                -----------              -----------


                   Pulp & Paper                                                  1.00%
   $ 2,500         Ballarpur Industries Convertible 4.00%, 04/01/99 ..................            2,703,676                2,387,500
                                                                                                -----------               ----------

Schedule of Investments (continued)                         The India Fund, Inc.
December 31, 1996

Par Value                                                                     Percent
(000)              Security                                                of Holdings               Cost              Value
------------------------------------------------------------------------------------------------------------------------------------
BONDS (continued)

                   Steel                                                         1.02%
  $  2,500         Jindal Strips Convertible 4.25%, 03/31/99 .........................          $ 2,740,809               $2,450,000
                                                                                                -----------               ----------
                   Vehicles                                                      1.31%
  $  3,000         Mahindra & Mahindra Convertible 5.00%, 07/09/01 ...................            3,072,846                3,127,500
                                                                                                -----------               ----------
                   TOTAL BONDS                                                                    9,014,050                8,347,179
                                                                                                -----------               ----------
                   TOTAL INDIA                                                                  344,070,613              226,288,742
                                                                                                -----------               ----------

====================================================================================================================================
                   SHORT TERM OBLIGATIONS                                        5.24%
====================================================================================================================================

$    8,375         Bank Of Montreal Fixed Deposit 5.375%, 01/08/97 ...................          $ 8,374,874               $8,374,874
$    4,135         Bank Of New York Call Deposit 6.775%, 01/02/97 ....................            4,134,905                4,134,905
                                                                                                -----------               ----------
                   TOTAL SHORT TERM OBLIGATIONS                                                  12,509,779               12,509,779
                                                                                               ------------             ------------
                   TOTAL INVESTMENTS***                                        100.00%         $356,580,392             $238,798,521
                                                                                               ============             ============


---------------
Footnotes and Abbreviations

GDR - Global Depository Receipt
GDS - Global Depository Security
INR - Indian Rupee
NCD - Non Convertible Debenture

+    Non-income producing security.
*    At fair value as determined under the supervision of the Board of
     Directors.
**   Passive Foreign Investment Company.
*** Aggregate cost for Federal income tax purposes is $356,763,367. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

         Excess of value over tax cost           $14,331,019
         Excess of tax cost over value          (132,295,865)
                                                ------------
                                               ($117,964,846)
                                               =============


See accompanying notes to financial statements.

Statement of Assets and Liabilities                         The India Fund, Inc.
December 31, 1996


Assets
Investments, at value (Cost $356,580,392) ......................................         $ 238,798,521
Cash (including Indian rupees of $5,171,474  with a cost of $5,187,761) ........            24,563,502
Receivables:
      Dividends and reclaims of excess taxes withheld ..........................               588,504
      Interest (net of withholding tax of $3,266) ..............................               395,118
      Securities sold ..........................................................               925,261
Unamortized organization costs .................................................               138,591
Prepaid expenses ...............................................................                97,681
                                                                                           -----------
      Total Assets .............................................................           265,507,178
                                                                                           -----------
Liabilities
Payable for securities purchased ...............................................             6,895,150
Distribution payable ...........................................................               340,071
Due to Investment Manager ......................................................               227,893
Due to Administrator ...........................................................                48,597
Accrued expenses ...............................................................               839,312
                                                                                           -----------
      Total Liabilities ........................................................             8,351,023
                                                                                           -----------
Net Assets .....................................................................         $ 257,156,155
                                                                                           ===========

NET ASSET VALUE PER SHARE ($257,156,1551/434,007,133) ..........................         $        7.56
                                                                                           ===========


Net assets consist of:
Capital stock, $0.001 par value; 34,007,133 shares issued
      and outstanding (100,000,000 shares authorized) ..........................         $      34,007
Paid-in capital ................................................................           473,199,468
Distribution in excess of net investment income ................................              (180,772)
Accumulated net realized loss on investments ...................................           (97,280,421)
Net unrealized depreciation in value of investments and on translation of
      other assets and liabilities denominated in foreign currency .............          (118,616,127)
                                                                                           -----------
                                                                                         $ 257,156,155
                                                                                           ===========

See accompanying notes to financial statements.

Statement of Operations                                     The India Fund, Inc.
For the Year Ended December 31, 1996


Investment Income
Dividends (net of Indian taxes withheld of $834,882) ...........................         $   4,750,714
Interest (net of Indian taxes withheld of $23,158) .............................             1,940,573
                                                                                          ------------
   Total investment income .....................................................             6,691,287
                                                                                          ------------
Expenses
Management fees ..............................................      $ 3,271,198
Custodian fees ...............................................        1,580,379
Administration fees ..........................................          622,165
Insurance.....................................................          206,245
Legal fees....................................................          174,901
Audit fees....................................................          137,999
Transfer agent fees ..........................................           84,000
Amortization of organizational costs .........................           64,701
Printing......................................................           51,000
Directors' fees ..............................................           49,542
NYSE fees ....................................................           32,341
Interest expense..............................................           21,427
Miscellaneous expenses........................................           13,001
                                                                         ------
  Gross expenses ...............................................................             6,308,899
  Less: Custody fee waiver .....................................................              (286,498)
                                                                                          ------------
  Net expenses .................................................................             6,022,401
                                                                                          ------------
  Net investment income ........................................................               668,886
                                                                                          ------------
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency
   Holdings and Translations of Other Assets and Liabilities Denominated in
   Foreign Currency:
Net realized loss on:
      Security transactions ....................................................           (69,929,361)
      Foreign currency related transactions ....................................              (467,015)
                                                                                          ------------
                                                                                           (70,396,376)

Net change in unrealized appreciation in value of investments, foreign currency holdings
  and translation of other assets and liabilities denominated in foreign currency.          23,283,691
                                                                                          ------------
Net realized and unrealized loss on investments, foreign currency holdings
  and translation of other assets and liabilities denominated in foreign currency          (47,112,685)
                                                                                          ------------
Net decrease in net assets resulting from operations ...........................         $ (46,443,799)
                                                                                         =============

See accompanying notes to financial statements.

Statement of Changes in Net Assets                          The India Fund, Inc.


                                                                                  For the Year          For the Year
                                                                                      Ended                 Ended
                                                                                December 31, 1996     December 31, 1995
                                                                                -----------------     -----------------
Increase (Decrease) in Net Assets
Operations
Net investment income (loss) ................................................      $     668,886        $  (1,438,232)
Net realized loss on investments and foreign currency
      related transactions ..................................................        (70,396,376)         (25,489,363)
Net change in unrealized appreciation (depreciation) in value of investments, foreign currency holdings and translation of other assets and
      liabilities denominated in foreign currency ...........................         23,283,691         (142,373,403)
                                                                                   -------------        -------------
      Net decrease in net assets resulting from operations ..................        (46,443,799)        (169,300,998)
                                                                                   -------------        -------------
Distribution to shareholders
Net investment income ($0.01 per share) .....................................           (340,071)                --
                                                                                   -------------        -------------
      Decrease in net assets from distributions .............................           (340,071)                --
                                                                                   -------------        -------------
Total decrease in net assets ................................................        (46,783,870)        (169,300,998)

Net Assets
Beginning of year ...........................................................        303,940,025          473,241,023
                                                                                   -------------        -------------


End of year .................................................................      $ 257,156,155        $ 303,940,025
                                                                                   =============        =============


See accompanying notes to financial statements.

Financial Highlights                                        The India Fund, Inc.
For a Share Outstanding throughout Each Period


                                                                                                                  For the Period
                                                                                                                 February 23,1994
                                                                                                                  (Commencement
                                                                                For the            For the        of Operations)
                                                                               Year Ended         Year Ended         Through
                                                                            December 31, 1996  December 31, 1995  December 31, 1994
                                                                            -----------------  -----------------  -----------------
Per Share Operating Performance
   Net asset value, beginning of period ................................              $8.94          $13.92           $3.98(1)
                                                                              -------------   -------------   -------------

   Net investment income (loss) ........................................               0.02           (0.05)          (0.01)
                                                                              -------------   -------------   -------------

   Net realized and unrealized gains (loss) on investments,
      foreign currency holdings, and translation of other
      assets and liabilities denominated in foreign currency ...........              (1.39)          (4.93)           0.08
                                                                              -------------   -------------   -------------

   Net increase (decrease) from investment operations ..................              (1.37)          (4.98)           0.07
                                                                              -------------   -------------   -------------

   Less Dividends and Distributions
      Dividends from net investment income .............................              (0.01)           --              --
      Distributions from net realized gains ............................               --              --             (0.13)
                                                                              -------------   -------------   -------------

   Total dividends and distributions ...................................              (0.01)           --             (0.13)
                                                                                              -------------   -------------

   Net asset value, end of period ......................................              $7.56           $8.94          $13.92
                                                                              =============   =============   =============

 Per share market value, end of period .................................             $7.625          $8.875          $10.75
 Total Investment Return Based on Market Value(2).......................             (14.08)%        (17.44)%        (23.32)%


Ratios/Supplemental Data
   Net assets, end of period (in 000s) .................................           $257,156        $303,940        $473,241
   Ratios of expenses to average net assets(4) .........................               2.03%           2.03%      1.98 %(3)
   Ratios of net investment income to average net assets4 ..............               0.22%           0.38%           0.06%(3)
   Portfolio turnover ..................................................              33.57%          25.28%          20.93%
   Average commission rate paid(5) .....................................            $0.0176             N/A             N/A

---------------
1 Initial public offering price $15.00 per share less underwriting discount of $0.98 per share and offering costs of $0.04 per share.
2 Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported, except that for the period ended December 31, 1994, total investment return is based on a beginning of period price of $14.02 (initial offering price of $15.00 less underwriting discount of $0.98). Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized.
3    Annualized.
4 Includes expense waivers by the Custodian. If such expenses had not been waived, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 2.12% and 0.13%, respectively, for the year ended December 31, 1996.
5 Computed by dividing the total amount of brokerage commissions paid by the total number of shares of investment securities purchased and sold during the period for which commissions were charged as required by the SEC for fiscal years beginning on or after September 1, 1995.

 See accompanying notes to financial statements.

Notes to Financial Statements                              The India Fund, Inc.
December 31, 1996


NOTE A: Summary of Significant Accounting Policies

The India Fund, Inc. (the "Fund") was incorporated in Maryland on December 27, 1993, and commenced operations on February 23, 1994. The Fund has established a branch in the Republic of Mauritius. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Prior to commencing its operations on February 23, 1994, the Fund had no activities other than the sale of 7,133 shares of capital stock to Oppenheimer & Co., Inc. ("Oppenheimer"). At December 31, 1996, Oppenheimer owned 7,141 shares of the Fund's capital stock.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at

(i) the last sales price prior to the time of determination, if there was a sale on the date of determination,
(ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and
(iii) at the bid price if there was no sales price on such date and only bid quotations are available.

Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which market values are not readily ascertainable, which totaled $782,207 (0.30% of net assets) at December 31, 1996, are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. The net asset value per share of the Fund is calculated weekly and at the end of each month.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date or when known. The collectibility of income receivable from Indian securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

At December 31, 1996, the Fund had a net capital loss carryover of $90,041,406 which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. Of the aggregate capital losses, $24,657,681 will expire in the year 2003 and $65,383,725 will expire in the year 2004.

Notes to Financial Statements  (continued)                  The India Fund, Inc.
December 31, 1996


The Fund's capital losses and foreign exchange losses incurred after October 31, 1996, but before December 31, 1996, are deemed to arise on the first business day of the following year. The Fund incurred and elected to defer such capital losses and foreign exchange losses of $7,056,040 and $98,879, respectively.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the prevailing rates of exchange on the valuation date; and
(ii) purchases and sales of investment securities and investment income at the relevant rates of exchange prevailing on the respective dates of such transactions.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange.

The Fund generally does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign currency gains or losses for both financial reporting and federal income tax purposes. The Fund reports certain foreign exchange realized gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, and the fact that foreign securities markets may be smaller and have less developed and less reliable settlement and share registration procedures.

Distribution of Income and Gains. The Fund intends to distribute annually to shareholders, substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a 4% Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

Notes to Financial Statements  (continued)                  The India Fund, Inc.
December 31, 1996


During the period ended December 31, 1996, the Fund reclassified $467,015 from accumulated net realized loss on investments to undistributed net investment income as a result of permanent book and tax differences primarily relating to realized foreign currency losses during the year ended December 31, 1996. Net investment income and net assets were not affected by the reclassifications.

Other. Costs of $322,971 incurred by the Fund in connection with its organization are being amortized on a straight-line basis over a five-year period beginning with the commencement of operations of the Fund.


NOTE B: Management, Investment Advisory and Administrative Services

Advantage Advisers, Inc., a subsidiary of Oppenheimer, serves as the Fund's Investment Manager under the terms of a management agreement (the "Management Agreement"). Barclays Global Investors International Inc. (formerly known as BZW Investment Management, Inc.) serves as the Fund's Investment Adviser under the terms of an investment advisory agreement (the "Advisory Agreement"), and Infrastructure Leasing & Financial Services Limited serves as the Fund's Country Adviser under the terms of an advisory agreement (the "Country Advisory Agreement"). Pursuant to the Management Agreement, the Investment Manager will supervise the Fund's investment program, including advising and consulting with the Fund's Investment Adviser. Pursuant to the Advisory Agreement, the Investment Adviser will be responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective and policies. Pursuant to the Country Advisory Agreement, the Country Adviser will furnish advice and make recommendations to the Investment Adviser regarding the purchase, sale or holding of particular Indian securities, provide research and statistical data to the Fund and assist in the implementation and execution of investment decisions. For its services, the Investment Manager receives monthly fees at an annual rate of 1.10% of the Fund's average weekly net assets and the Investment Adviser and Country Adviser each receive from the Investment Manager monthly fees at an annual rate of 0.30% of the Fund's average weekly net assets. For the year ended December 31, 1996, fees earned by the Investment Manager amounted to $3,271,198.

Oppenheimer serves as the Fund's Administrator (the "Administrator") pursuant to the terms of an Administration Agreement. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. For the year ended December 31, 1996, these fees amounted to $594,764. The Administrator subcontracts certain of these services to PFPC Inc. In addition, Multiconsult Ltd. (the "Mauritius Administrator") provides certain administrative services relating to the operation and maintenance of the Fund in Mauritius. The Mauritius Administrator receives a monthly fee of $1,500 and is reimbursed for certain additional expenses. For the year ended December 31, 1996, fees and expenses of the Mauritius Administrator amounted to $27,401.

The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Investment Adviser, the Country Adviser or Administrator or any affiliate thereof an annual fee of $5,000 plus up to $700 for each Board of Directors meeting attended. In addition, the Fund reimburses all directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

Notes to Financial Statements  (continued)                  The India Fund, Inc.
December 31, 1996


NOTE C: Portfolio Activity

Purchases and sales of securities, other than short-term obligations, aggregated $106,831,634 and $84,707,035, respectively, for the year ended December 31, 1996.

At December 31, 1996, the Fund owned securities valued at approximately $7,022,000 which were in the process of being registered in the name of the Fund. Significant delays are common in registering the transfer of securities in India, and such transfers can take a year or longer. Indian securities regulations normally preclude the Fund from selling such securities until the completion of the registration process.


NOTE D: Foreign Income Tax

The Fund invests in India through a registered branch office established in Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a tax residence certification from the Mauritian authorities and believes such certification is determinative of its resident status for treaty purposes. A fund which is a tax resident in Mauritius under the treaty but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities but is subject to a 15% withholding tax on dividends which has been provided for by the Fund. The Fund is subject to and accrues Indian withholding tax on interest earned on Indian securities at the rate of 20%.

In Mauritius, the Fund is not liable for income tax under the current Mauritian legislation. However, the Fund may, in any year, elect to pay tax on its net investment income at any rate between 0% and 35%. For the year ended December 31, 1996, no provision for Mauritius taxes has been made. Moreover, to the extent that it is later determined that the Fund would be unable to obtain the benefits of the treaty, the Fund would be subject to tax on capital gains in India on the sale of securities and would be subject to the applicable tax on dividends, which is currently at the rate of 20%.

The foregoing is based on current interpretation and practice and is subject to any future changes in Indian or Mauritius tax laws or in the tax treaty between India and Mauritius.


NOTE E: Other

At December 31, 1996, substantially all of the Fund's net assets were invested in Indian securities. The Indian securities markets are among other things substantially smaller, less developed, less liquid, subject to less regulation and more volatile than the securities markets in the United States. Consequently, and as further discussed above, acquisitions and dispositions of securities by the Fund involve special risks and considerations not present with respect to U.S. securities.

Concentration of Credit Risk. The Fund maintains cash at Bank of New York ("BONY"), its custodian, in interest and non-interest bearing accounts and the State Bank of India ("SBI"), its sub-custodian, in a non-interest bearing account. Total cash of the Fund at December 31, 1996, represents 9.6% of net assets.

Report of                                                   The India Fund, Inc.
Independent Accountants


To the Board of Directors and Shareholders of The India Fund, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The India Fund, Inc. (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period February 23, 1994 (commencement of operations) through December 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 21, 1997

Dividends and Distributions                                 The India Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan


The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long- and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by The Bank of New York (the "Plan Agent") in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by The Bank of New York, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Dividends and Distributions (continued)                     The India Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan


Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 101 Barclay Street, New York, New York 10286.

          The India Fund, Inc.


           Investment Manager:
        Advantage Advisers, Inc.                          The India Fund, Inc.
                                                                 Annual Report
                                                             December 31, 1996
           Investment Adviser:
        Barclays Global Investors
           International, Inc.


            Country Adviser:
   Infrastructure Leasing & Financial
            Services Limited


             Administrator:
         Oppenheimer & Co., Inc.


           Sub-Administrator:
                PFPC Inc.


             Transfer Agent:
          The Bank of New York


               Custodian:
          The Bank of New York

                                                   Advantage Advisers, Inc.